UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




                                  July 14, 2004
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                Date of report (Date of earliest event reported)



                              Minden Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         United States                  000-49882                 13-4203146
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                            Identification No.)


415 Main Street, Minden, Louisiana                                      71058
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (318) 377-0523
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits
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          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits

               The following exhibit is filed herewith.

          Exhibit Number                           Description
          --------------                           -----------

              99.1                      Press Release dated July 14, 2004



ITEM 9.   Regulation FD Disclosure
          ------------------------

     On July 14, 2004, Minden Bancorp, Inc. (the "Company") announced the declaration of its sixth quarterly cash dividend.

     For additional information, reference is made to the Company's press release dated July 14, 2004 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           MINDEN BANCORP, INC.



Date: July 15, 2004                  By:
                                           -------------------------------------
                                           Becky T. Harrell
                                           Treasurer and Chief Financial Officer